Supplement to the
Fidelity® Select Portfolios®
Utilities Portfolio
April 29, 2024
Summary Prospectus

Douglas Simmons no longer serves as Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Pranay Kirpalani (Portfolio Manager) has managed the fund since 2024.
UTI-SUSTK-1224-102 1.9880384.102	December 5, 2024